UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -----------
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): May 20, 2003

                                  -----------
                                  ELINEAR, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          DELAWARE                     0-07418              76-0478045
(STATE OR OTHER JURISDICTION OF    (COMMISSION FILE       (IRS EMPLOYER
        INCORPORATION)                 NUMBER)          IDENTIFICATION NO.)

          7240 BRITTMOORE, SUITE 118, HOUSTON, TEXAS          77041
          ------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)          (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 896-0500

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

EXHIBIT NUMBER

99.1           Press Release dated May 20, 2003, entitled "eLinear, Inc.
               Announces Profitable Quarter and 273% Increase in Revenue."

Item 9. REGULATION FD DISCLOSURE

     Attached hereto as Exhibit 99.1 is a copy of eLinear's press release dated May 20, 2003 announcing a 273% increase in revenue and statements of operations for the three month periods ended March 31, 2003 and 2002 prepared as if the acquisition of NetView Technologies, Inc. had occurred as of January 1, 2002. This information is being provided in response to Items 9 and 12 of this Form.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              eLinear, Inc.

                                              (Registrant)

                                              By:   /s/ Kevan M. Casey
                                                    ------------------
                                                    (Signature)

                                                    Kevan M. Casey
                                                    Chief Executive Officer

June 13, 2003
(Date)